Regan Total Return Income Fund Investor Class: RCTRX Institutional Class: RCIRX www.reganfunds.com
March 5, 2021

Supplement to the Prospectus and Statement of Additional Information

dated September 30, 2020

Effective immediately, Mr. Arup Saha no longer serves as portfolio manager to the Regan Total Return Income Fund (the “Fund”). All references to Mr. Saha in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety. Messrs. Skyler Weinand and Chris Hall will remain as portfolio managers for the Fund.

Please retain this Supplement with your Prospectus and Statement of Additional Information.

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